united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)         (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212 995-8300

Date of fiscal year end: 12/31

Date of reporting period: 6/30/23

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Boyar
value fund

Semi-Annual Report
June 30, 2023

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back

There is an old Wall Street adage that markets like to climb a wall of worry, and the price action thus far in 2023 seems to exemplify that. Despite concerns among investors over the fallout from the re-gional banking crisis, uncertainty about the future direction of interest rates, continued fears of recession, and a debt ceiling standoff, the S&P 500 advanced by 8.7% for the second quarter of 2023, bringing its total gain for 2023 to 16.9% as of June 30, 2023. Simply put, investors’ obsession with AI’s potential (and willingness to bid up shares of index heavyweights poised to benefit from it, such as Nvidia and Microsoft) seems to outweigh any (and indeed all) of these fears.

The S&P 500 ended the quarter selling for 19.1x (fwd.) earnings, an elevated valuation by historical standards. (The 25-year average is 16.8x.) However, the index is still selling for ~8% less than it did on January 3, 2022, when it traded at 4,797, or 21.4x earnings. While 19.1x is a high multiple, back in March 2000 the S&P 500 traded for 25.2x (though it then lost 49% of its value over the following 2 calendar years). It is worth noting that the S&P 500 equal weighted index currently sells for a more modest 14.8x (fwd.).

Three sectors advanced by double digits during the second quarter: Technology (+17.2%), Consumer Discretionary (+14.6%), and Communication Services (+13.1%). Only two sectors were in the red: Energy (-0.9%) and Utilities (-2.5%). For the first half of the year, Technology shares led the way, advancing a whopping +42.8%, followed by Communication Services (+36.2%) and Consumer Discretionary (+33.1%). Four sectors were in the red for that same period, including Energy which declined by 5.5% for the first half of 2023. This is a stark contrast to 2022, when Energy was the market leader advancing over 65% in a year when the S&P declined by 18%. In fact, energy shares have been far and away the biggest winner since the March 2020 stock market bottom, advancing by 300% compared to the S&P 500’s 109% gain over the same period.

Mega-cap technology names were the stars of the first half of 2023. According to Rita Nazareth, writing for Bloomberg, the tech-heavy Nasdaq 100 posted its best first half ever (advancing almost 40%), with nearly $5 trillion in market capitalization added to the values of its listed companies. During the first half of 2023, Microsoft, which has a market capitalization of ~$2.4 trillion, gained ~42%; Apple, with a market cap of ~$2.9 trillion, advanced ~49%; Tesla, which is worth $855 billion, gained ~113%; Meta Platforms, with a market value of $764 billion, gained ~138%; and Nvidia, which is worth over $1 trillion, advanced an unsustainable 189%.

32 West 39th Street ● 9th Floor ● New York, NY 10018 ● P. 212.995.8300 ● F. 212.995.5636

www.BoyarAssetManagement.com

Performance

The Boyar Value Fund gained 3.61% for the 2nd quarter versus a 6.39% advance for the S&P 1500 Value Index. For the 1st half of the year the Boyar Value Fund has advanced 7.62% versus 11.67% for the S&P 1500 Value Index.

So Where Do We Go From Here?

If history is any guide, the NASDAQ 100’s blowout start bodes well for the remainder of 2023. According to data compiled by Bloomberg, years where the Nasdaq 100 rallies at least 10% (for the first half of the year) have produced average returns of about 14% over the second half of the year (or 8.3% when the first half gain exceeded 20%). Positive first-half gains for the S&P 500 are also bullish for the remainder of the year. According to Sam Stovall of CFRA Research, since 1945, the S&P 500 has risen an additional 5% when the index recorded a positive return in the first part of the year. What’s more, when the index gained 10% or more during the first half, the gains in the back half of the year averaged 8%.

Wall Street “strategists” (who started 2023 for the most part quite bearish on equities) have not been this divided at the midpoint of the year on how stocks will perform for the remainder of the year in two decades. There is a 50% difference between the most bullish forecast from Fundstrat (which forecasts a ~10% additional gain for 2023 with the S&P ending at 4,825), and Piper Sandler (which believes the S&P will decline 27% to 3,225) according to data from Bloomberg.

Overall, the average strategist is still bearish on equities (the average strategist’s year end forecast predicts a decline of approximately 8% for the S&P 500 for the 2nd half of 2023).

A New Bull Market

The S&P 500 has advanced by 24% since its low on October 12, 2022, officially putting us in a bull market. Historically, the start of a new bull market has been a positive signal for future short-term returns. According to Bank of America Research, utilizing data dating back to the 1950s, the S&P 500 rose 92% of the time over the 12 months following the start of a bull market, with an average return of 19%.

As we have repeatedly noted in these letters, the best indicator of future stock market returns is the price paid. And as the following chart shows, stock market returns (as measured by the S&P 500) have historically been pedestrian with valuations similar to current levels. However, we believe that investors have significant opportunities to do quite well investing in stocks outside the S&P 500.

Source: JP Morgan Guide to the Markets.

Growth Investors Beware!

After a stellar 2022 for value investors, 2023 has seen the high- flying growth names return as the market leaders. Growth stocks (represented by the Russell 1000 growth index) are selling ~ 6 multiple points higher than their long-term average (dating back to 1997), with value shares (represented by the Russell 1000 value index) selling slightly above their long-term average. May 2023 was a particularly bad month for value shares. According to Lu Wang and Carly Wanna, writing for Bloomberg, the Russell 1000 value index fell 4% in May, compared with a similarly sized gain for the Russell 1000 growth index—growth’s largest outperformance since 2000. For the first 5 months of the year, growth outperformed value by 23%, the biggest divergence in 44 years of data. Investors are voting with their wallets and have pulled more than $15 billion from ETFs with a focus on value, the fastest withdrawal since at least 2016.

Source: JP Morgan Guide to the Markets.

Small-Cap Opportunity?

Small-cap value is the cheapest area of the U.S. market (selling at 14.9x vs. its 20-year average of 16.8x), and it is where we see the biggest opportunities for future outsized gains. The Russell 2000 (an index of smaller company shares) is down 24% from its 2021 highs and has lagged larger stocks by more than 7 percentage points annually over the past 5 years. According to Charley Grant of the Wall Street Journal, that underperformance is among the worst relative 5-year returns since 1926. Investors are starting to warm up to the opportunity in small-cap shares, with about $3.5 billion having flowed into small-cap stock ETFs since the start of the year.

However, investors in small-cap companies need to be especially wary of potential minefields in this area of the market: 45.5% of the companies contained in the Russell 2000 are unprofitable, and their EBIT covers a much smaller percentage of their interest expense than is the case for their large-cap brethren (see the accompanying chart for further details). Partly this is because smaller-cap companies rely much more on floating rate bank debt than large cap companies do (since they don’t have the same access to the bond markets). If banks continue to tighten credit, some unprofitable companies could be in for a lot of pain. As a result, it is especially important to be selective and conduct extensive research when investing in this area of the market.

Bad Breadth: Is It a Problem?

Much has been made of the market’s lack of breadth (according to Bank of America Research only 25% of stocks outperformed the broader market index during the first half of 2023). Valuation is also a concern for us. As of June 30, 2023, the top 10 stocks in the S&P 500 were selling for 29.3x earnings (fwd.), compared with an average valuation of 20.1x since 1996. The weightings of the S&P 500’s top 10 stocks are also at a multidecade high. As of June 30, the S&P 500’s top 10 stocks accounted for 31.7% of the index weight, a figure that in 1996 was only ~18% (and that even at the peak of the dotcom bubble was roughly 27%).

Also worryingly, the S&P 500’s remaining stocks (outside the top 10) are not cheap, either, selling for 17.8x versus an average of 15.7x since 1996. Interestingly (demonstrating the market’s lack of breadth), for the first half of the year, according to Bloomberg Intelligence the return spread between the seven largest stocks in the S&P 500 compared with the rest of the index hit the widest since the dot-com bubble. If you excluded the top seven largest stocks from the S&P 500, the index would have returned a mere 6.3% for the year (still not a bad return!), instead of 16%.

The Nasdaq 100 has become so concentrated that the index provider has announced a “special rebalance” of the weightings of its components. Under Nasdaq rules, if the index’s stocks with a weighting of 4.5% or more exceed 48% of the index, those components are rebalanced until they represent only ~40%. Such a rebalancing has happened twice before, in December 1998 and May 2011. As Eric Savitz notes in Barron’s, a rebalancing is no small matter: hundreds of billions of dollars are invested in funds that track the Nasdaq 100, and the upcoming rebalancing could create temporary downward pressure for index heavyweights such as Microsoft, Apple, and Nvidia.

A Painful Year for Short Sellers

2023 has not been kind to short sellers (investors who wager that individual stocks will lose value). According to Jack Pitcher, citing data from S3 Partners and writing for the Wall Street Journal, total short interest in the U.S. market was over $1 trillion in June (the highest level since April 2022), after starting the year at $863 billion. According to data from S3, short sellers have incurred approximately $120 billion in mark-to-market losses this year, including $72 billion in the first half of June alone. Short sellers wagering against Tesla are down about 78%, and those unfortunate enough to have bet against Nvidia are down ~105%. (When shorting stocks, the potential for loss is theoretically unlimited, since investors whose short positions go against them must post more collateral to remain in those positions.) Indeed, the Wall Street Journal points out that a Goldman Sachs index that tracks the 50 most shorted stocks in the Russell 3000 has advanced 20% in 2023 (as of mid-June).

As always, we’re available to answer any questions you might have. We can be reached at info@boyarvaluegroup.com or (212) 995-8300.

Best regards,

Mark A. Boyar

Jonathan I. Boyar

1911-NLD-08172023

IMPORTANT DISCLOSURE

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal.

The S&P 500 Index is included to allow you to compare your returns against an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 1500 Value Index measures value stocks using three factors, the ratios of book value, earnings, and sales to price, and the constituents are drawn from the S&P 500, S&P Midcap 400, and S&P SmallCap 600. The Dow Jones Industrial Average is a price -weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The volatility of the above -referenced indices may materially differ from that of your account(s), and the holdings in your account(s) may differ significantly from the securities that constitute the above -referenced indices. Your results are reported gross of fees. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.50% annual investment advisory fee would be $15,566 in the first year, with cumulative effects of $88,488 over five years and $209,051 over ten years. This material is intended as a broad overview of Boyar Asset Management’s philosophy and process and is subject to change without notice. Account holdings and characteristics may vary, since investment objectives, tax considerations, and other factors differ from account to account.

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns

(Through 6/30/23)

				Since
	1 Year	5 Year	10 Year	Inception*
At NAV	11.71%	3.41%	6.26%	6.04%
Inclusive of sales charges	6.12%	2.36%	5.72%	5.82%
After taxes on distribution	5.99%	1.79%	5.20%	5.27%
After taxes on distribution and the sale of shares	3.70%	1.76%	4.51%	4.71%
S&P Composite 1500 Value Index	19.45%	10.24%	10.45%	N/A
*(5/5/98)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 1, 2023 was 1.65%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^  The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2023)
(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

IMPORTANT DISCLAIMER

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal. The Russell 2000 is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 95.3%
	APPAREL & TEXTILE PRODUCTS - 0.4%
24,070	Hanesbrands, Inc.	$109,278

	ASSET MANAGEMENT - 11.5%
8,500	Ameriprise Financial, Inc.	2,823,359
12,359	Franklin Resources, Inc.	330,109
		3,153,468
	BANKING - 9.7%
31,421	Bank of America Corporation	901,468
4,430	Citigroup, Inc.	203,957
10,750	JPMorgan Chase & Company	1,563,481
		2,668,906
	BEVERAGES - 1.1%
5,226	Coca-Cola Company (The)	314,710

	BIOTECH & PHARMA - 5.4%
7,500	Bristol-Myers Squibb Company	479,625
2,500	Johnson & Johnson	413,800
16,000	Pfizer, Inc.	586,880
		1,480,305
	CABLE & SATELLITE - 2.8%
18,268	Comcast Corporation, Class A	759,035

	CONTAINERS & PACKAGING - 0.6%
7,215	O-I Glass, Inc.(a)	153,896

	E-COMMERCE DISCRETIONARY - 2.0%
12,500	eBay, Inc.	558,625

	ENTERTAINMENT CONTENT - 4.5%
2,641	AMC Networks, Inc., Class A(a)	31,560
9,500	Walt Disney Company (The)(a)	848,160
28,687	Warner Bros Discovery, Inc.(a)	359,735
		1,239,455

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 95.3% (Continued)
	FOOD - 2.4%
9,000	Mondelez International, Inc., Class A	$656,459

	HEALTH CARE FACILITIES & SERVICES - 1.6%
6,500	CVS Health Corporation	449,345

	HOME & OFFICE PRODUCTS - 2.0%
6,701	Newell Brands, Inc.	58,299
7,900	Scotts Miracle-Gro Company (The)	495,251
		553,550
	HOUSEHOLD PRODUCTS - 0.4%
3,200	Energizer Holdings, Inc.	107,456

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
12,707	Bank of New York Mellon Corporation (The)	565,716

	INTERNET MEDIA & SERVICES - 5.3%
2,700	Alphabet, Inc., Class A(a)	323,190
28,752	Angi, Inc., Class A(a)	94,882
2,815	IAC, Inc.(a)	176,782
20,248	Uber Technologies, Inc.(a)	874,106
		1,468,960
	LEISURE FACILITIES & SERVICES - 13.3%
19,227	Liberty Media Corp-Liberty Braves - Series C(a)	761,774
7,629	Madison Square Garden Entertainment Corporation(a)	256,487
4,934	Madison Square Garden Sports Corporation	927,839
8	Marriott International, Inc., Class A	1,470
3,000	McDonald’s Corporation	895,230
9,500	MGM Resorts International	417,240
7,629	Sphere Entertainment Company(a)	208,958
1,500	Starbucks Corporation	148,590
		3,617,588
	LEISURE PRODUCTS - 3.7%
10,000	Acushnet Holdings Corporation	546,800

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	COMMON STOCKS — 95.3% (Continued)
	LEISURE PRODUCTS - 3.7% (Continued)
23,910	Topgolf Callaway Brands Corporation(a)	$474,614
		1,021,414
	MACHINERY - 1.3%
22,554	Mueller Water Products, Inc.	366,051

	RETAIL - CONSUMER STAPLES - 0.7%
1,425	Target Corporation	187,958

	RETAIL - DISCRETIONARY - 7.2%
6,385	Home Depot, Inc. (The)	1,983,436

	SEMICONDUCTORS - 1.0%
8,000	Intel Corporation	267,520

	SOFTWARE - 9.5%
7,734	Microsoft Corporation	2,633,736

	TECHNOLOGY HARDWARE - 2.4%
12,500	Cisco Systems, Inc.	646,750

	TRANSPORTATION & LOGISTICS - 3.3%
5,000	United Parcel Service, Inc., Class B	896,250

	WHOLESALE - CONSUMER STAPLES - 1.1%
4,000	Sysco Corporation	296,800

	TOTAL COMMON STOCKS (Cost $11,597,194)	26,156,667

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.8%
	MONEY MARKET FUNDS - 4.8%
1,326,281	Dreyfus Institutional Preferred Government, Hamilton Class, 5.02% (Cost $1,326,281)(b)	$1,326,281

	TOTAL INVESTMENTS - 100.1% (Cost $12,923,475)	$27,482,948
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(31,310)
	NET ASSETS - 100.0%	$27,451,638

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2023.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2023

ASSETS
Investment securities, at cost	$12,923,475
Investment securities, at value	$27,482,948
Dividends and interest receivable	14,945
Prepaid expenses and other assets	15,280
TOTAL ASSETS	27,513,173

LIABILITIES
Advisory fees payable	11,209
Distribution fees (12b-1) payable	16,261
Payable to service providers	11,331
Audit fees payable	8,529
Accrued Director/Trustee fees	9,949
Accrued expenses and other liabilities	4,256
TOTAL LIABILITIES	61,535
NET ASSETS	$27,451,638

Net Assets Consist Of:
Paid in capital	$12,801,373
Accumulated earnings	14,650,265
NET ASSETS	$27,451,638

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	987,103
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$27.81
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$29.27

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2023

INVESTMENT INCOME
Dividends	$247,993
Interest	36,204
TOTAL INVESTMENT INCOME	284,197

EXPENSES
Investment advisory fees	66,169
Distribution (12b-1) fees	33,085
Administrative services fees	27,147
Transfer agent fees	15,973
Legal fees	14,030
Accounting services fees	11,864
Compliance officer fees	9,823
Registration fees	9,132
Audit fees	8,425
Insurance expense	6,682
Directors’ fees and expenses	6,503
Printing and postage expenses	6,124
Custodian fees	4,000
Other expenses	5,449
TOTAL EXPENSES	224,406
NET INVESTMENT INCOME	59,791

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	39,216
Net change in unrealized appreciation of investments	1,851,068
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,890,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,950,075

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Period	For the Year
	Ended	Ended
	June 30, 2023	December 31, 2022
	(Unaudited)
FROM OPERATIONS
Net investment income	$59,791	$125,648
Net realized gain (loss) from security transactions	39,216	(8,929)
Net change in unrealized appreciation (depreciation) on investments	1,851,068	(6,682,872)
Net increase (decrease) in net assets resulting from operations	1,950,075	(6,566,153)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	—	(131,293)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	51,617	263,093
Net asset value of shares issued in reinvestment of distributions to shareholders	—	125,973
Payments for shares redeemed	(160,459)	(843,353)
Redemption fee proceeds	3	—
Net decrease in net assets from capital share transactions	(108,839)	(454,287)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,841,236	(7,151,733)

NET ASSETS
Beginning of Period	25,610,402	32,762,135
End of Period	$27,451,638	$25,610,402

CAPITAL SHARE ACTIVITY
Shares Sold	1,912	9,536
Shares Reinvested	—	4,793
Shares Redeemed	(6,111)	(30,397)
Net decrease in shares outstanding	(4,199)	(16,068)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period Presented

	For the		Year	Year		Year		Year		Year
	Six Months Ended		Ended	Ended		Ended		Ended		Ended
	June 30,		December 31,	December 31,		December 31,		December 31,		December 31,
	2023		2022	2021		2020		2019		2018
	(Unaudited)
Net Asset Value, Beginning of Period	$25.84		$32.52	$27.53		$26.92		$23.48		$26.54
Activity from investment operations:
Net investment income (loss) (1)	0.06		0.13	(0.03)		0.04		0.11		0.08
Net realized and unrealized gain (loss) on investments	1.91		(6.68)	5.15		1.08		4.37		(1.92)
Total from investment operations	1.97		(6.55)	5.12		1.12		4.48		(1.84)
Paid-in-Capital from Redemption Fees (1)	0.00	(2)	—	—		—		0.00	(2)	—
Less distributions from:
Net investment income	—		(0.12)	—		(0.04)		(0.11)		(0.08)
Net realized gains	—		(0.01)	(0.13)		(0.47)		(0.93)		(1.14)
Total distributions	—		(0.13)	(0.13)		(0.51)		(1.04)		(1.22)
Net Asset Value, End of Period	$27.81		$25.84	$32.52		$27.53		$26.92		$23.48
Total Return (3)	7.62	% (6)	(20.14)%	18.61%		4.23%		19.15%		(7.12)%
Net Assets, End of Period	$27,451,638		$25,610,402	$32,762,135		$28,072,250		$27,942,062		$24,389,769
Ratio of gross expenses to average net assets	1.70	% (7)	1.64%	1.53%		1.78	% (4)	1.75	% (4)	2.11	% (4)
Ratio of net expenses to average net assets	1.70	% (7)	1.64%	1.55	% (5)	1.75%		1.75%		1.75%
Ratio of net investment income (loss) to average net assets	0.45	% (7)	0.46%	-0.08%		0.15%		0.42%		0.30%
Portfolio Turnover Rate	0	% (6,8)	0%	1%		14%		9%		7%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses for the years ended 2018, 2019 and 2020, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Represents the ratio of expenses to average net assets inclusive of expense recapture by the Adviser.

(6)	Not annualized.

(7)	Annualized.

(8)	Less than 0.005%

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2023

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2023 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$26,156,667	$—	$—	$26,156,667
Short-Term Investments	1,326,281	—	—	1,326,281
Total	$27,482,948	$—	$—	$27,482,948

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 to December 31, 2022, or expected to be taken in the Fund’s December 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,589,290 and $104,070, respectively.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2023, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$12,923,475	$15,311,636	$(752,163)	$14,559,473

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended June 30, 2023, the Fund incurred $66,169 in advisory fees.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least May 1, 2024. At June 30, 2023 the Fund had no available recapture.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the six months ended June 30, 2023, the Distributor received $0 from front-end sales charges, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Adviser or UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. UFS receives a portion of these fees for performing certain custody administration services. UFS’s share of such fees collected for the six months ended June 30, 2023 was $3,511. The Custodian fees listed in the Statement of Operations include the fees paid to UFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, UFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, Vector Group Ltd. held approximately 38.7% while National Financial Services LLC held 44.7% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the six months ended June 30, 2023, the fund had $3 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2021 and December 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2022	December 31, 2021
Ordinary Income	$124,934	$—
Long-Term Capital Gain	6,359	132,771
	$131,293	$132,771

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$714	$(8,929)	$12,708,405	$12,700,190

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2023

At December 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Long-Term	Total
$8,929	$8,929

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
June 30, 2023

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	1/1/23	6/30/23	1/1/23– 6/30/23	1/1/23– 6/30/23
Actual	$1,000.00	$1,076.20	$8.75	1.70%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.36	$8.50	1.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**	Annualized.

BOYAR VALUE FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
June 30, 2023

Change in Independent Registered Public Accounting Firm

On March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Boyar Value Fund (The “Fund”). The Audit Committee of the Board of Directors approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Fund as of and for the fiscal years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.

On February 21, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

During the fiscal years ended December 31, 2021 and December 31, 2022, and during the subsequent interim period through June 30, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

PRIVACY NOTICE

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■ Social Security number	■ Purchase History

	■ Assets	■ Account Balances

	■ Retirement Assets	■ Account Transactions

	■ Transaction History	■ Wire Transfer Instructions

■ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent six month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BVF-SAR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Change in registrant’s independent public accountant is filed herewith.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

*                       /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 8/24/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*                      /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 8/24/23

By (Signature and Title)

*                      /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 8/24/23

* Print the name and title of each signing officer under his or her signature.